UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2008
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01.  Other Events.

On October 8, 2008, the Pennsylvania General Assembly passed House Bill No. 2200, which will become law upon the signature of the Governor of Pennsylvania.  This legislation requires that Pennsylvania electric utility companies meet energy-conservation and demand-reduction targets, beginning in 2011, to enhance the Commonwealth’s energy independence and enable programs to help consumers manage their energy use.  By July 1, 2009, PECO Energy Company (PECO) will file with the Pennsylvania Public Utility Commission (PAPUC) plans to meet these energy-efficiency and demand-response goals.  Also, PECO will be required to transition its electric customers to smart-meter technology over a fifteen-year period and to make available time-of-use rates and real-time price plans.  The legislation allows recovery of costs for each of these programs, subject to approval by the PAPUC.  Finally, House Bill No. 2200 provides guidelines associated with electricity procurement that support competitive, market-based procurement through auctions, requests for proposal or bilateral agreements with a prudent mix of spot market purchases, short-term contracts and long-term (more than four year) purchase contracts.

As of the conclusion of the Fall legislative session of the Pennsylvania Senate on October 8, 2008, no legislation was passed associated with the mitigation of the potential impacts of electricity price increases upon the ending of retail electric generation rate cap transition periods.  As previously disclosed, PECO continues to support the phase-in of expected higher electricity prices for its customers in 2011 through the plan it filed with the PUC in September 2008.

* * * * *

This combined Form 8-K is being furnished separately by Exelon Corporation (Exelon) and PECO (Registrants).  Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf.  No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the SEC by the Registrants.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

October 10, 2008